UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

SEMIANNUAL REPORT
November 30, 2022
T. ROWE PRICE
THYF	U.S. High Yield ETF
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T. ROWE PRICE U.S. HIGH YIELD ETF

HIGHLIGHTS
■	The fund generated positive returns from its inception through November 30, 2022. The fund underperformed its benchmark, the ICE BofA US High Yield Constrained Index, and outperformed its Lipper peer group average.
■	The industries that detracted from relative results included services, consumer goods, and technology and electronics. The fund's top relative performance contributors on an industry basis were leisure, capital goods, and media.
■	We are currently in the process of upgrading the credit quality of the fund, primarily through a reduction in our underweight to bonds rated BB. In terms of industry positioning, we held an overweight allocation to the energy sector, which benefited performance and represented our largest absolute position. However, we began to reduce this overweight based on richer valuations and as spreads within the sector tightened following a sustained period of outperformance.
■	We believe we have seen peak inflation and rates but acknowledge that macro risks remain. Given continued risks around the potential and likelihood of a recession, we continue to stress-test credits for resiliency in such an environment.
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T. ROWE PRICE U.S. HIGH YIELD ETF

Market Commentary
Dear Shareholder
Global stock markets generally produced negative returns during the first half of your fund’s fiscal year, the six-month period ended November 30, 2022, while rising bond yields weighed on returns for fixed income investors. Investors contended with tightening financial conditions and slowing economic and corporate earnings growth, but hopes that persistently high inflation might be easing helped spark a rally late in the period that partially offset earlier losses.
In the U.S., equity results were mixed. The Dow Jones Industrial Average recorded positive results and mid-cap growth stocks also performed well, while most other benchmarks finished in negative territory. The S&P 500 Index was modestly negative for the period, but results varied widely at the sector level, with industrials and energy shares delivering strong gains while communication services stocks struggled. Outside the U.S., most major country and regional benchmarks lost ground. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S. dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Elevated inflation remained a leading concern for investors throughout the period, although hopes that inflation may have peaked led to rallies during the summer and again in November. The October consumer price index report, which was released in mid-November, was better than expected and showed price increases easing from recent 40-year highs. However, the 7.7% year- over-year increase in the headline inflation number remained well above the Fed’s 2% target.
In response to the high inflation readings, global central banks continued to tighten monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Federal Reserve delivered four historically large 75-basis-point (0.75 percentage point) rate hikes during the period, which lifted its short-term lending benchmark to a target range of 3.75% to 4.00% by early November, the highest level since 2008. As our reporting period came to an end, Fed officials signaled that they were likely to dial back the pace of rate increases.
Bond yields increased considerably across the Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note climbing from 2.85% at the start of the period to 3.68% at the end of November. Significant inversions in the Treasury curve, which are often considered a warning sign of a coming recession, occurred during the period as

T. ROWE PRICE U.S. HIGH YIELD ETF

shorter-maturity Treasuries experienced the largest yield increases. The sharp increase in yields led to generally negative results across the fixed income market as bond prices and yields move in opposite directions.
On a positive note, the U.S. jobs market remained resilient during the period, and overall economic growth turned positive in the third quarter after two slightly negative quarters. However, recession fears also grew as corporate earnings slowed and manufacturing gauges drifted toward contraction levels. In addition, the housing market began to weaken as mortgage rates climbed to the highest level in more than 20 years.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, valuations have become more attractive across many market sectors during the downturn, which provides potential opportunities for selective investors focused on fundamentals.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. HIGH YIELD ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks total return, and secondarily, current income.
FUND COMMENTARY
How did the fund perform since its inception?
The fund returned 2.18% from its inception on October 25, 2022, through November 30, 2022. The fund underperformed its benchmark, the ICE BofA US High Yield Constrained Index, and outperformed its Lipper peer group average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Risk-off sentiment gave way to a more supportive macro backdrop since the fund's inception. Cooling economic data fueled hopes for a dovish pivot from the Fed, and the yields on Treasury notes and bonds fell as a result. Against this
PERFORMANCE COMPARISON

Period Ended 11/30/22	Total Return Since Inception 10/25/22
U.S. High Yield ETF (Based on Net Asset Value)	2.18%
U.S. High Yield ETF (At Market Price)*	3.78
ICE BofA US High Yield Constrained Index	3.06
Lipper High Yield Funds Average**	2.03
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
**As of 10/31/22.

T. ROWE PRICE U.S. HIGH YIELD ETF

backdrop, high yield bond yields declined, and credit spreads modestly tightened. Technical conditions were also generally favorable amid limited supply and positive retail inflows. While risk sentiment and technical conditions improved, liquidity remained challenged. Our credit selection among bonds rated CCC boosted relative results, although an overweight to the CCC quality tier negated some of those gains. Security selection among bonds rated BBB and BB was also constructive. Conversely, our credit selection among bonds in the B quality tier detracted. (Credit spreads are a measure of the additional yield offered by bonds that have credit risk compared with U.S. Treasuries with similar maturities.)
The industries that weighed on relative results included services, consumer goods, and technology and electronics. The largest detractors among individual issuers included United Site Services, the largest portable sanitation services company in the U.S., which declined alongside weaker earnings and a credit rating downgrade from Moody's in November. Veritas, a provider of information management software, also traded lower after a drop in its third-quarter earnings based on the financial impact and uncertainty surrounding its transition to subscription and cloud offerings. Viasat, a broadband solutions provider, underperformed after the company's quarterly earnings came in slightly below expectations. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
The fund's top relative performance contributors on an industry basis were leisure, capital goods, and media. Our best individual company contributors included Studio City Finance, a Macau-based casino operator, which rallied after the company extended its casino licenses and the Chinese government eased its zero-COVID policy. Granite US Holdings, a provider of air and gas handling products and services, was another top contributor after rising on news that Chart Industries plans to acquire the company. Carnival Corporation, one of the world's largest leisure and travel companies, also outperformed after enhancing its liquidity position through the issuance of new secured bonds.
How is the fund positioned?
We are currently in the process of upgrading the credit quality of the fund, primarily through a reduction in our underweight to bonds rated BB. The rate-driven sell-off of this rating tier (the highest-rated and most interest rate-sensitive segment of the high yield market) that occurred prior to the fund's inception has provided the opportunity to invest in what we believe are good companies at attractive dollar prices and helps position the fund more defensively for an expected slowdown in growth. While we are actively increasing our BB allocation, we continued to be positioned with an overweight

T. ROWE PRICE U.S. HIGH YIELD ETF

to CCCs through period-end. Within the CCC bucket, we tend to tilt our positioning to the higher-quality portion of the market and/or to issuers that we believe are mis-rated. As such, the names we do hold have been heavily researched and generally offer long maturity runways and healthy liquidity in our view. Moving forward, we expect a supply/demand imbalance for cash bonds to provide a technical tailwind, particularly for bonds rated CCC. Our positioning reflects this constructive view of CCC technicals balanced against our desire to upgrade the overall quality of the fund through an increase in BBs.
In terms of industry positioning, we held an overweight allocation to the energy sector, which represented our largest absolute position. However, we have actively begun to reduce this overweight based on richer valuations and as credit spreads within the sector tightened following a sustained period of outperformance. Insurance was another overweight, in line with our view that recurring cash flows, strong organic revenue growth, and robust margins have positioned the sector for outperformance amid market volatility. We were also
CREDIT QUALITY DIVERSIFICATION
Based on net assets as of 11/30/22.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s and Standard & Poor’s and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-rated securities. Split ratings (e.g., BB/B and B/CCC) are assigned when Moody’s and S&P differ. If a rating is not available, the security is classified as Not Rated. The rating of the underlying investment vehicle is used to determine the creditworthiness of credit default swaps and sovereign securities. The fund is not rated by any agency.

T. ROWE PRICE U.S. HIGH YIELD ETF

overweight the retail segment. Valuations screened attractively amid elevated inflation and concerns about the health of the U.S. consumer, and our overweight reflects our conviction that the issuers we hold can navigate these headwinds given their long debt runways and solid liquidity. Underweights include health care, leisure, and basic industry, reflecting our view that more attractive valuations can be found in other segments of the high yield market.
What is portfolio management’s outlook?
Despite the year-to-date sell-off and the increasing likelihood for a recession, we maintain a constructive outlook for high yield bonds. Spreads remain close to their historical averages, while defaults remain well below their long-term averages as many companies have refinanced their debt and extended their maturity walls. While default rates may tick somewhat higher from here due to slowing growth and continued monetary tightening, we expect they will remain manageable in 2023 as the overall quality of the index is higher today than it has been in the past and maturity walls have been extended to 2025 and 2026. In addition, technical conditions appear favorable as net supply has shrunk, which has created a supply/demand imbalance for cash bonds in our market.
We believe we have seen peak inflation and rates but acknowledge that macro risks remain. Given continued risks around the potential and likelihood of a recession, we continue to stress-test credits for resiliency in such an environment.
The year-to-date sell-off has created more total return opportunities in our market. Historical periods of negative performance for the asset class have typically been followed by periods of outsized returns, and we believe there is considerable opportunity for future capital appreciation currently built into our market. Additionally, as year-to-date rates have materially risen, the yield profile on high yield bonds is attractive, and prospects for income have improved. Credit selection remains the cornerstone of our process and portfolio construction, and we expect it will be the primary driver of alpha in the year ahead, as it has been for us over the long term.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. HIGH YIELD ETF

RISKS OF BOND INVESTING
An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. Securities that are rated below investment grade carry greater risk of default and should be considered speculative. Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments.
The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.
BENCHMARK INFORMATION
Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

T. ROWE PRICE U.S. HIGH YIELD ETF

ICE Benchmark Administration Limited makes no warranty, express or implied, either as to the results to be obtained from the use of ICE LIBOR and/or the figure at which ICE LIBOR stands at any particular time on any particular day or otherwise. ICE Benchmark Administration Limited makes no express or implied warranties of merchantability or fitness for a particular purpose in respect of any use of ICE LIBOR.
Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: © 2022, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody's® is a registered trademark.
Note: Copyright © 2022, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE U.S. HIGH YIELD ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST ISSUERS
Percent of Net Assets
11/30/22
Occidental Petroleum	2.3%
Citgo Holding	1.9
LSF9 Atlantis Holdings/Victra Finance	1.8
Element Solutions	1.5
Ford Motor Credit	1.5
Staples	1.4
eG Global Finance	1.4
Hilton Domestic Operating	1.3
American Airlines/AAdvantage Loyalty IP	1.3
Novelis	1.2
CCO Holdings /CCO Holdings Capital	1.2
HUB International	1.2
Yum! Brands	1.2
VICI Properties/VICI Note	1.2
DISH DBS	1.2
White Cap Parent	1.2
Adient Global Holdings	1.2
Clearway Energy Operating	1.2
Deluxe	1.2
Tallgrass Energy Partners/Tallgrass Energy Finance	1.2
Level 3 Financing	1.1
Granite US Holdings	1.1
Carnival Holdings Bermuda	1.0
Studio City Finance	1.0
Weatherford International	1.0
Total	32.8%
Note: The information shown does not reflect any exchange-traded funds, cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

T. ROWE PRICE U.S. HIGH YIELD ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 11/30/22	Since Inception 10/25/22
U.S. High Yield ETF (Based on Net Asset Value)	2.18%*
U.S. High Yield ETF (At Market Price)	3.78*

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
U.S. High Yield ETF	0.56%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. HIGH YIELD ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. HIGH YIELD ETF

FUND EXPENSE EXAMPLE (continued)
U.S. High Yield ETF
	Beginning Account Value 10/26/22[1]	Ending Account Value 11/30/22	Expenses Paid During Period 10/26/22 to 11/30/22[1,2]
Actual	$1,000.00	$1,021.80	$0.56
	6/1/22 [1]	11/30/22	6/1/22 to 11/30/22[1,3]
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.26	2.84

[1]	The actual expense example is based on the period since the fund’s start of operations on 10/26/22, one day after inception; the hypothetical expense example is based on the half-year period beginning 6/1/22, as required by the Securities and Exchange Commission.
[2]	Expenses are equal to the fund’s annualized expense ratio for the period (0.56%), multiplied by the average account value over the period, multiplied by the number of days in the period (36), and divided by the days in the year (365) since the fund’s start of operations.
[3]	Expenses are equal to the fund’s annualized expense ratio for the period (0.56%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout period

10/25/22 (1) Through
11/30/22
NET ASSET VALUE
Beginning of period	$ 50.00
Investment activities
Net investment income(2) (3)	0.41
Net realized and unrealized gain/loss	0.68
Total from investment activities	1.09
Distributions
Net investment income	(0.29)
NET ASSET VALUE
End of period	$ 50.80
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	2.18%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.56% (5)
Net expenses after waivers/payments by Price Associates	0.56% (5)
Net investment income	8.01% (5)
Portfolio turnover rate(6)	2.2%
Net assets, end of period (in thousands)	$ 21,590

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	See Note 3. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

November 30, 2022 Unaudited
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 1.5%
Consumer Goods 0.8%
Naked Juice, FRN, 3M SOFR + 6.00%, 9.65%, 1/24/30	200	174
		174
Services 0.7%
Staples, FRN, 3M USD LIBOR + 5.00%, 9.44%, 4/16/26	175	155
		155
Total Bank Loans (Cost $328)		329
CORPORATE BONDS 95.8%
Automotive 4.3%
Adient Global Holdings, 4.875%, 8/15/26 (1)	275	252
Allison Transmission, 3.75%, 1/30/31 (1)	200	166
Ford Motor Credit, 4.00%, 11/13/30	375	320
Jaguar Land Rover Automotive, 5.50%, 7/15/29 (1)	275	195
		933
Basic Industry 5.5%
Element Solutions, 3.875%, 9/1/28 (1)	375	320
ERO Copper, 6.50%, 2/15/30 (1)	250	190
Novelis, 3.875%, 8/15/31 (1)	325	267
Pike, 5.50%, 9/1/28 (1)	225	199
SCIH Salt Holdings, 6.625%, 5/1/29 (1)	250	207
		1,183
Capital Goods 7.8%
ARD Finance, 6.50%, 6/30/27, (6.25% Cash or 7.25% PIK) (1)(2)	275	203
Berry Global, 5.625%, 7/15/27 (1)	225	219
Bombardier, 7.875%, 4/15/27 (1)	225	220
Dornoch Debt Merger Sub, 6.625%, 10/15/29 (1)	255	170
GrafTech Finance, 4.625%, 12/15/28 (1)	250	208

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Granite US Holdings, 11.00%, 10/1/27 (1)	225	235
Spirit AeroSystems, 4.60%, 6/15/28	275	214
TransDigm, 5.50%, 11/15/27	225	212
		1,681
Consumer Goods 5.2%
Coty, 6.50%, 4/15/26 (1)	35	33
HFC Prestige, 4.75%, 1/15/29 (1)	225	199
HLF Financing, 4.875%, 6/1/29 (1)	285	203
MajorDrive Holdings IV, 6.375%, 6/1/29 (1)	200	154
Mattel, 3.75%, 4/1/29 (1)	250	218
Tempur Sealy International, 3.875%, 10/15/31 (1)	150	115
Triton Water Holdings, 6.25%, 4/1/29 (1)	275	213
		1,135
Energy 17.9%
Ascent Resources Utica Holdings, 8.25%, 12/31/28 (1)	200	199
Citgo Holding, 9.25%, 8/1/24 (1)	400	400
CNX Resources, 6.00%, 1/15/29 (1)	200	188
Colgate Energy, 5.875%, 7/1/29 (1)	225	207
Comstock Resources, 6.75%, 3/1/29 (1)	130	125
Encino Acquisition Partners Holdings, 8.50%, 5/1/28 (1)	200	192
EQM Midstream Partners, 4.50%, 1/15/29 (1)	115	101
EQM Midstream Partners, 4.75%, 1/15/31 (1)	135	114
Gulfport Energy, 8.00%, 5/17/26 (1)	200	198
Harvest Midstream I, 7.50%, 9/1/28 (1)	200	193
Hess Midstream Operations, 4.25%, 2/15/30 (1)	250	214
Howard Midstream Energy Partners, 6.75%, 1/15/27 (1)	225	209
NGL Energy Operating, 7.50%, 2/1/26 (1)	225	203
Occidental Petroleum, 6.45%, 9/15/36	500	501
Sunoco LP/Finance, 4.50%, 5/15/29	125	109
Sunoco LP/Finance, 4.50%, 4/30/30	125	108
Tallgrass Energy Partners/Tallgrass Energy Finance, 6.00%, 12/31/30 (1)	275	248

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
USA Compression Partners, 6.875%, 9/1/27	140	133
Weatherford International, 8.625%, 4/30/30 (1)	225	215
		3,857
Financial Services 3.6%
Advisor Group Holdings, 10.75%, 8/1/27 (1)	175	178
AG TTMT Escrow Issuer, 8.625%, 9/30/27 (1)	50	50
FirstCash, 5.625%, 1/1/30 (1)	225	205
PennyMac Financial Services, 4.25%, 2/15/29 (1)	230	180
Rocket Mortgage, 4.00%, 10/15/33 (1)	225	165
		778
Health Care 3.3%
Bausch Health, 6.125%, 2/1/27 (1)	200	131
CHS/Community Health Systems, 5.25%, 5/15/30 (1)	125	95
Consensus Cloud Solutions, 6.50%, 10/15/28 (1)	175	158
Mednax, 5.375%, 2/15/30 (1)	175	148
Organon Finance, 4.125%, 4/30/28 (1)	200	178
		710
Insurance 4.1%
Alliant Holdings Intermediate, 5.875%, 11/1/29 (1)	245	209
BroadStreet Partners, 5.875%, 4/15/29 (1)	250	212
Hub International, 5.625%, 12/1/29 (1)	300	263
Ryan Specialty Group, 4.375%, 2/1/30 (1)	225	192
		876
Leisure 5.2%
Carnival, 5.75%, 3/1/27 (1)	225	171
Carnival Holdings Bermuda, 10.375%, 5/1/28 (1)	215	224
Hilton Domestic Operating, 3.625%, 2/15/32 (1)	360	291
Life Time, 5.75%, 1/15/26 (1)	225	214
Six Flags Entertainment, 5.50%, 4/15/27 (1)	18	16
Studio City Finance, 5.00%, 1/15/29 (1)	310	218
		1,134

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
Media 7.9%
CCO Holdings/CCO Holdings Capital, 4.50%, 5/1/32	325	263
Deluxe, 8.00%, 6/1/29 (1)	300	248
DISH DBS, 7.375%, 7/1/28	350	258
Lamar Media, 4.00%, 2/15/30	225	195
Scripps Escrow II, 3.875%, 1/15/29 (1)	250	209
Sinclair Television Group, 4.125%, 12/1/30 (1)	200	153
Terrier Media Buyer, 8.875%, 12/15/27 (1)	250	193
Urban One, 7.375%, 2/1/28 (1)	225	196
		1,715
Real Estate 3.7%
Brookfield Property REIT, 4.50%, 4/1/27 (1)	250	219
Centerfield Media Parent, 6.625%, 8/1/26 (1)	150	108
Outfront Media Capital, 4.25%, 1/15/29 (1)	250	208
VICI Properties/VICI Note, 4.125%, 8/15/30 (1)	300	261
		796
Retail 7.4%
Asbury Automotive Group, 4.75%, 3/1/30	250	214
Bath & Body Works, 5.25%, 2/1/28	175	160
Bath & Body Works, 6.625%, 10/1/30 (1)	58	54
EG Global Finance, 6.75%, 2/7/25 (1)	325	293
LSF9 Atlantis Holdings/Victra Finance, 7.75%, 2/15/26 (1)	425	390
NMG Holding, 7.125%, 4/1/26 (1)	225	216
Yum! Brands, 3.625%, 3/15/31	315	263
		1,590
Services 4.4%
Herc Holdings, 5.50%, 7/15/27 (1)	215	200
PECF USS Intermediate Holdings, 8.00%, 11/15/29 (1)	243	144
Ritchie Bros Auctioneers, 5.375%, 1/15/25 (1)	200	197
Staples, 7.50%, 4/15/26 (1)	180	159

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
White Cap Parent, 8.25%, 3/15/26, (8.25% Cash or 9.00% PIK) (1)(2)	300	255
		955
Technology & Electronics 5.5%
CommScope Finance, 8.25%, 3/1/27 (1)	225	192
Entegris, 3.625%, 5/1/29 (1)	240	202
Go Daddy Operating, 3.50%, 3/1/29 (1)	240	203
ION Trading Technologies, 5.75%, 5/15/28 (1)	250	201
Sensata Technologies, 4.00%, 4/15/29 (1)	240	208
Veritas US, 7.50%, 9/1/25 (1)	250	179
		1,185
Telecommunications 5.7%
Consolidated Communications, 6.50%, 10/1/28 (1)	250	206
Frontier Communications Holdings, 5.875%, 11/1/29	125	99
Frontier Communications Holdings, 6.00%, 1/15/30 (1)	125	102
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (1)	200	188
Level 3 Financing, 3.625%, 1/15/29 (1)	325	239
Northwest Fiber, 4.75%, 4/30/27 (1)	225	197
Viasat, 6.50%, 7/15/28 (1)	250	192
		1,223
Transportation 3.1%
American Airlines, 5.75%, 4/20/29 (1)	295	274
Delta Air Lines, 3.75%, 10/28/29	260	222
VistaJet Malta Finance, 6.375%, 2/1/30 (1)	225	184
		680
Utilities 1.2%
Clearway Energy Operating, 3.75%, 2/15/31 (1)	300	252
		252
Total Corporate Bonds (Cost $20,398)		20,683

T. ROWE PRICE U.S. HIGH YIELD ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 1.0%
Money Market Funds 1.0%
T. Rowe Price Government Reserve Fund, 3.86%(3)(4)	204	204
Total Short-Term Investments (Cost $204)		204
Total Investments in Securities 98.3% of Net Assets (Cost $20,930)		$ 21,216

‡	Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $17,412 and represents 80.6% of net assets.
(2)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(3)	Seven-day yield
(4)	Affiliated Companies
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
FRN	Floating Rate Note
HFC	Housing Finance Corporation
PIK	Payment-in-kind
SOFR	Secured overnight financing rate
USD	U.S. Dollar

T. ROWE PRICE U.S. HIGH YIELD ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended November 30, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —#	$ —	$ 3+

Supplementary Investment Schedule
Affiliate	Value 5/31/22	Purchase Cost	Sales Cost	Value 11/30/22
T. Rowe Price Government Reserve Fund	$ —	¤	¤	$ 204^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $3 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $204.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

November 30, 2022 Unaudited
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $20,930)	$ 21,216
Interest and dividends receivable	392
Receivable for investment securities sold	20
Total assets	21,628
Liabilities
Payable for investment securities purchased	28
Investment management and administrative fees payable	10
Total liabilities	38
NET ASSETS	$ 21,590
Net assets consists of:
Total distributable earnings (loss)	$ 335
Paid-in capital applicable to 425,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	21,255
NET ASSETS	$ 21,590
NET ASSET VALUE PER SHARE	$ 50.80
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     STATEMENT OF OPERATIONS

($000s)
10/25/22 Through 11/30/22
Investment Income (Loss)
Income
Interest	$ 177
Dividend	3
Total income	180
Investment management and administrative expense	12
Net investment income	168
Realized and Unrealized Gain / Loss
Net realized gain on securities	3
Change in net unrealized gain / loss on securities	286
Net realized and unrealized gain / loss	289
INCREASE IN NET ASSETS FROM OPERATIONS	$ 457
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     STATEMENT OF CHANGES IN NET ASSETS

($000s)
10/25/22 Through 11/30/22
Increase (decrease) in Net Assets
Operations
Net investment income	$ 168
Net realized gain	3
Change in net unrealized gain / loss	286
Increase in net assets from operations	457
Distributions to shareholders
Net earnings	(122)
Capital share transactions*
Shares sold	21,255
Increase in net assets from capital share transactions	21,255
Net Assets
Increase during period	21,590
Beginning of period	-
End of period	$ 21,590
*Share information
Shares sold	425
Increase in shares outstanding	425
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. HIGH YIELD ETF

Unaudited
     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on October 25, 2022. The fund seeks total return, and secondarily, current income.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE).

T. ROWE PRICE U.S. HIGH YIELD ETF

However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund's Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund's valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.

T. ROWE PRICE U.S. HIGH YIELD ETF

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

T. ROWE PRICE U.S. HIGH YIELD ETF

Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$ —	$ 21,012	$ —	$ 21,012
Short-Term Investments	204	—	—	204
Total	$ 204	$ 21,012	$ —	$ 21,216

[1]	Includes Corporate Bonds and Bank Loan.
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. ROWE PRICE U.S. HIGH YIELD ETF

Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt

T. ROWE PRICE U.S. HIGH YIELD ETF

instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR).While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $21,132,000 and $453,000, respectively, for the period ended November 30, 2022.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

T. ROWE PRICE U.S. HIGH YIELD ETF

At November 30, 2022, the cost of investments (including derivatives, if any) for federal income tax purposes was $20,930,000. Net unrealized gain aggregated $286,000 at period end, of which $429,000 related to appreciated investments and $143,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund.The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.56% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses. All costs related to organization and offering of the fund are borne by Price Associates.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of November 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 94% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended November 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

T. ROWE PRICE U.S. HIGH YIELD ETF

NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. HIGH YIELD ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE U.S. HIGH YIELD ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT
At a meeting held on May 10, 2022 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser) and an investment subadvisory agreement (Subadvisory Contract) that the Adviser will enter into with T. Rowe Price Investment Management, Inc. (Subadviser) on behalf of the fund. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser and Subadviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the advisory contracts for the T. Rowe Price mutual funds and ETFs, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser and Subadviser
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price mutual funds and ETFs (and the nature, quality, and extent of the services expected to be provided to the fund) by the Adviser and Subadviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s and Subadviser’s senior management team and investment personnel that will be involved in the management of the fund, as well as the Adviser’s compliance record. The Board noted that the Subadvisory Contract authorizes the Subadviser, subject to oversight by the Adviser, to have investment discretion with respect to all or a portion of the fund’s portfolio. However, there will be information barriers between investment personnel of the Adviser and Subadviser that restrict the sharing of certain information, such as investment research, trading, and proxy voting. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Adviser and Subadviser.

T. ROWE PRICE U.S. HIGH YIELD ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)
Costs, Benefits, Economies of Scale, Fees and Expenses
Since the fund had not yet incepted at the time of the Meeting, the Board did not review information regarding the revenues received by the Adviser under the Advisory Contract and other benefits that the Adviser (and its affiliates) may have realized, or will realize, from its relationship with the fund.
Under the Advisory Contract, the fund will pay the Adviser a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. Under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund is appropriate.
In connection with its approval of the initial Advisory Contract and Subadvisory Contract, the Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract and Subadvisory Contract for the fund.
Approval of the Advisory Contract and Subadvisory Contract
As noted, at the Meeting on May 10, 2022, the Board approved the initial Advisory Contract and Subadvisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund for the Board to approve the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202301-2568598
T. Rowe Price Investment Services, Inc.
ETF1046-051 01/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2023